     THIS DOCUMENT IS A COPY OF THE 8K FILED ON JULY 18, 1995 PURSUANT TO
                    A RULE 201 TEMPORARY HARDSHIP EXEMPTION


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
                          Date of Report June 30, 1995


                        Auto-trol Technology Corporation
             (Exact name of registrant as specified in its charter)

       Colorado                     0-9247                       84-0515221
(State of Incorporation)         (Commission                 (IRS Employer of
                                 File Number)               Identification No.)

              12500 North Washington, Denver, Colorado 80241-4919
                    (Address of Principal executive offices)


                            Area code (303) 452-4919
              (Registrant's Telephone Number including area code)

                        AUTO-TROL TECHNOLOGY CORPORATION

                               REPORT ON FORM 8-K
                      FOR THE QUARTER ENDED JUNE 30, 1995

                               TABLE OF CONTENTS



                                                                   Page
                                                                   ----
ITEM 1        Changes in Control of Registrant                        1
ITEM 2        Acquisition or Disposition of Assets                    1
ITEM 3        Bankruptcy or Receivership                              1
ITEM 4        Changes in Registrant's Certifying Accountant           1
ITEM 5        Other Events                                            1
ITEM 6        Resignations of Registrant's Directors                  1
ITEM 7
- ------
(a)(1)        Unaudited Financial Statements of Centra 2000, Inc.   2-4
(a)(4)        Notes to financial statements                           5
(b)(1)        Proforma Financial Information                        6-7
(c)           Exhibits                                                8
ITEM 8        Change in Fiscal Year                                   8
Signatures                                                            9


                        AUTO-TROL TECHNOLOGY CORPORATION


ITEM 1  CHANGES IN CONTROL OF REGISTRANT

        None

ITEM 2  ACQUISITION OR DISPOSITION OF ASSETS

        On June 30, 1995, AT Development Inc., a wholly-owned subsidiary of Auto-trol Technology Corporation, acquired Metaware Inc., a Texas corporation doing business as Centra 2000, Inc. Auto-trol Technology has maintained exclusive distribution rights to the CENTRA 2000(TM) product line. Management believes the acquisition of Centra 2000, Inc., by AT Development Inc., will allow for synergies in new product development, in addition to integration with existing Auto-trol Technology Corporation products.

        The acquisition qualifies as a related-party transaction as defined by Statement of Financial Accounting Standards No. 57, Related Party Disclosures (SFAS 57). Auto-trol Technology Corporation's President and Chairman of the Board, Howard B. Hillman, then officially owns through various affiliates the majority of the outstanding shares of capital stock of both Auto-trol Technology Corporation and Centra 2000, Inc.

        All Centra 2000 Inc. shareholders at 6/30/95 received four shares of Auto-trol Technology Corporation common stock for each share of Centra 2000, Inc. stock held. The shares of Auto-trol Technology Corporation stock exchanged were not registered under Federal or State securities laws and are subject to restrictions on resale. Additional consideration for existing shareholders consists of a bonus in each of the next three years which is contingent upon meeting a development schedule and market acceptance of the product. The effects of applying purchase accounting to the minority shareholders interest in Centra 2000, Inc. were not material. Accordingly, the acquisition has been accounted for as a pooling of interest. The total assets of Centra 2000 Inc. consist of cash, office furniture and computer equipment, and intangible assets. The office furniture and computer equipment included in the acquisition will continue to be used at the subsidiary in the development of software products.

ITEM 3  BANKRUPTCY OR RECEIVERSHIP

        None

ITEM 4  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        None

ITEM 5  OTHER EVENTS

        None

ITEM 6  RESIGNATION OF REGISTRANT'S DIRECTORS

        None

                               CENTRA 2000, INC.
                                 BALANCE SHEET

                 ASSETS
                                           June 30,     December 31,
                                             1995           1994
                                         (unaudited)    (unaudited)
                                        -------------  -------------
Current assets:
  Cash and cash equivalents            $    11,533       $   274,926
  Employee note receivable                  15,130            17,380
  Employee note receivable reserve         (10,513)
  Other receivable                          37,064                 -
                                        -------------  -------------
Total current assets                        53,214           292,306
                                        -------------  -------------
Property and equipment
  Equipment                                143,656            95,719
  Furniture and fixtures                    15,636            15,636
                                        -------------  -------------
                                           159,292           111,355
  Less accumulated depreciation            (53,300)          (32,759)
                                        -------------  -------------
                                           105,992            78,596
Other assets, net of accumulated
 amortization of $9,201 and $6,957          13,237            15,481
                                        -------------  -------------
Total assets                           $   172,443       $   386,383
                                        =============  =============

  LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable                         122,440                 -
  Accrued liabilities                        7,732               787
                                        -------------  -------------
Total current liabilities                  130,172               787
                                        -------------  -------------
Long-term debt                             300,000           300,000
                                        -------------  -------------
Total liabilities                          430,172           300,787
                                        -------------  -------------
Shareholders equity:
  Common stock, no par value;
  1,000,000 shares authorized;
  305,740 shares issued (including
  treasury shares) and                       1,000             1,000
  Additional paid in capital             1,381,940         1,245,000
  Accumulated deficit                   (1,634,508)       (1,160,404)

  Treasury stock, 2,738 common
  shares at market value                    (6,161)                -
                                        -------------  -------------
Total shareholders' equity             $  (257,729)      $    85,596
                                        -------------  -------------
Total liabilities and shareholders'
 equity                                $   172,443       $   386,383
                                        =============  =============


                               CENTRA 2000, INC.
                            STATEMENTS OF OPERATIONS

                                        Six Months Ended    Year ended
                                            6/30/95          12/31/94
                                          (unaudited)       (unaudited)
                                        ----------------    -----------
Revenues:
Royalty                                   $ 187,034           $  99,847
Service                                      51,496              94,707
                                        ----------------    -----------
                                          $ 238,530           $ 194,554

Cost and expenses:
     Cost of sales                           40,401             220,842
     Research and product development       613,662             710,045
     General and administrative              27,696              48,581
                                        ----------------    -----------
                                            681,759             979,468
                                        ----------------    -----------
Loss from operations                       (443,229)           (784,914)

     Interest expense                        30,875                  --
                                        ----------------    -----------
Loss before income taxes                   (474,104)           (784,914)
Income tax benefit                               --                  --
                                        ----------------    -----------
Net loss                                  $(474,104)          $(784,914)
                                        ================    ===========

Loss per share                                $1.59              $12.24
Weighted average number of shares           297,619              64,105
 outstanding


                               CENTRA 2000, INC.
                            STATEMENTS OF CASH FLOW



                                          Six Months
                                            Ended            Year ended
                                           6/30/95            12/31/94
                                         (unaudited)         (unaudited)
                                         -----------         -----------
Cash flow from operating activities:
     Net loss                              $(474,104)         $(784,914)
Adjustments to reconcile net loss to
 net cash used by operating activities:
     Depreciation and amortization            22,785             30,574
     Provision for note receivable            10,513                 --
     Decrease in prepaid assets                   --                552
     (Increase) in other receivables         (37,064)
     Increase (decrease) accounts
      payable                                122,440                 --
     Increase  (decrease) other
      liabilities                              6,945               (806)
                                         -----------         -----------
Net cash used by operating activities      $(348,485)         $(754,594)

Cash flow from investing activities:
     Capital expenditures                    (47,937)           (73,065)
                                         -----------         -----------
Net cash used by investing activities        (47,937)           (73,065)

Cash flow from financing activities
     Proceeds from issuance of note
      payable, related-party                      --            300,000
     Proceeds from issuance of common
      stock                                  136,940            356,000
     Issuance of note receivable                  --            (17,380)
     Proceeds from note receivable             2,250            250,000
     Purchase of treasury stock               (6,161)                --
                                         -----------         -----------
Net cash provided from financing
 activities                                  133,029            888,620
                                         -----------         -----------
Net increase (decrease) in cash and
 cash equivalents                           (263,393)            60,961
                                         -----------         -----------
Cash and cash equivalents at beginning
 of year                                     274,926            213,965
Cash and cash equivalents at the end of
 the year                                  $  11,533          $ 274,926
                                         ===========         ===========

Supplemental disclosure of cash flow
 information:
Cash paid during the year for:
     Interest, related-party portion
      $24,375                              $  24,375
     Income taxes                                 --                 --


                               CENTRA 2000, INC.
                         NOTES TO FINANCIAL STATEMENTS
                      June 30, 1995, and December 31, 1995



1.   Summary of Significant Accounting Policies:
     -------------------------------------------

     Centra 2000, Inc. develops product data management software to be integrated with existing software products used in various industries.

     Cash and cash equivalents consist of currency on hand.

     Properties, facilities and equipment are recorded at cost and depreciated or amortized using accelerated depreciation methods over the estimated useful life of the respective assets. Maintenance and repairs are charged to opera tions.

     The estimated useful lives of facilities and equipment used in determining depreciation and amortization is as follows:

          Machinery and equipment   5 years
          Furniture and fixtures    7 years

     Revenue is derived from royalties received from sales of the CENTRA 2000(TM) product line by a related party which maintains exclusive distribution rights to the CENTRA 2000 product line. Consulting revenue is recognized as the services are performed.

     The Company does not capitalize its research and development costs according to Statement of Financial Accounting Standards No. 86, Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed (SFAS 86).

     The company has elected to amortize its startup and organizational costs over sixty months.

     Loss per share is computed on the basis of the weighted average number of shares outstanding and adjusted, if applicable, for common stock equivalent shares. At June 30, 1995 and December 31, 1994, the weighted average number of shares outstanding included no weighted common stock equivalent shares because their effect would be antidilutive.

2.   Debt:
     -----

     Long-term debt consists of $300,000 related-party debt at 10%. Payment of debt is based on variable terms which are dependent on royalty revenue earned. All of the debt has been classified as long term until a reasonable estimate of the current portion can be determined. Management believes the entire debt will be repaid evenly over the next three fiscal years.

                             PROFORMA BALANCE SHEET

Proforma balance sheet for Centra 2000 Inc. and Auto-trol Technology Corporation to be filed by August 15, 1995.

                           PROFORMA INCOME STATEMENT

Proforma statement of operations for Centra 2000 Inc. and Auto-trol Technology Corporation to be filed by August 15, 1995.

ITEM 7  EXHIBITS

     A.  Financial Data Schedule
     B.  Agreement and Plan of Merger and Reorganization


ITEM 8  CHANGE IN FISCAL YEAR
     None

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.


                      AUTO-TROL TECHNOLOGY CORPORATION
                                 (Registrant)
Date: July 14,1995      /s/HOWARD B. HILLMAN
                      ---------------------------------
                        Howard B. Hillman,
                        President

Date:  July 14, 1995    /s/DAVID C. O'BRIEN
                      ---------------------------------
                        David C. O'Brien
                        Vice President, Finance
